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                                                                   EXHIBIT 10.53

[SINCLAIR COMPANY LOGO]

                            FIRST AMENDMENT TO LEASE
                       CONFIRMATION OF LEASE COMMENCEMENT

      This Memorandum is made on January 5, 2000, between KS-611, LLC (Lessor), and Brentwood Communications, an Oaklahoma Corporation (Lessee), who entered into a lease dated for reference purposes as of August 6, 1999, covering certain premises located at 810 Lawrence Drive, Suite 100, Newbury Park, California, as more particularly, described in the Lease

      1. The parties to this Memorandum hereby agree to confirm the establishment of the Commencement Date and Expiration Date of the Term as follows:

            a) The date of January 10, 2000 is the "Commencement Date" of the Term;

            b) The date of March 9, 2005 is the "Expiration Date of the Term.

      2.    Lessee hereby confirms the following:

            a) That it has accepted possession of the Premises pursuant to the terms of the Lease:

            e) That he Lease is in full force and effect.

m ! THOUSAND OAKS
BOULEVARD 3W-9116
THOUSAND OAKS, CALIFORNIA
91380 FAX: twit) 373.0361

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      3.    This Memorandum, each and all of the provisions hereof, shall Inure to the benefit, or bind, as the case may require, the parties hereto, and their respective heirs, successors, and assigns subject to the restrictions upon assignment and subletting contained in the Lease.

LESSOR                                  LESSEE

KS-611, LLC                             Brentwood Communications, An
                                          Oaklahoma Corporation

By: ________________________________    By: /s/ David Catlin
    Keith Sinclair                      ----------------------------------------
    Its: As President. KS-700           David Catlin
    Corporation of Manager              Its: President Its

Date: ______________________________    Date: __________________________________